UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)	April 29, 2022

TELEFLEX INCORPORATED
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5353	23-1147939
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

550 E. Swedesford Rd., Suite 400	Wayne,	PA		19087
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s Telephone Number, Including Area Code		(610)	225-6800

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	TFX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed as an amendment to the Current Report on Form 8-K filed by Teleflex Incorporated (the “Company”) on May 5, 2022 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission to report, among other things, the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2022 Annual Meeting of Stockholders held on April 29, 2022. The purpose of this Amendment No. 1 is to amend and restate Item 5.07 in the Original 8-K in its entirety to amend a typographical error in the description of Proposal 5 that was included above the final voting results table for that proposal. Except as set forth herein, this Amendment No. 1 does not amend or update any other information set forth in the Original 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) At the 2022 Annual Meeting, the Company’s stockholders voted on:

•the election of three directors of the Company to serve for a term of three years or until their successors have been duly elected and qualified;

•the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

•the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022;

•a proposal to provide for the phased-in declassification of the Board through (a) the approval of the A&R Bylaws and (b) the approval of the A&R Certificate of Incorporation, each as referenced above; and

•a stockholder proposal to amend limited voting requirements in the Company’s governing documents.

(b) The final voting results with respect to each proposal are set forth below.

1.    Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
John C. Heinmiller	38,989,160	533,997	18,681	1,795,180
Andrew A. Krakauer	33,284,554	6,237,581	19,703	1,795,180
Neena M. Patil	39,440,935	83,086	17,817	1,795,180
2.    Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
36,448,162	3,039,019	54,657	1,795,180

3.    Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
39,641,133	1,675,589	20,296	0

4.    Proposal to Provide for the Phased-In Declassification of the Company’s Board of Directors through:

4A.    Approval of A&R Bylaws to Provide for the Phased-In Declassification of the Company’s Board of Directors

For	Against	Abstain	Broker Non-Votes
39,379,357	90,824	71,657	1,795,180.00

4B.    Approval of A&R Certificate of Incorporation to Provide for the Phased-In Declassification of the Company’s Board of Directors

For	Against	Abstain	Broker Non-Votes
39,383,327	87,584	70,927	1,795,180.00

5.    Stockholder Proposal to Amend Limited Voting Requirements in the Company’s Governing Documents

For	Against	Abstain	Broker Non-Votes
37,582,320	1,861,775	97,743	1,795,180

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2022	TELEFLEX INCORPORATED By: /s/ Daniel V. Logue Name: Daniel V. Logue Title: Corporate Vice President, General Counsel and Secretary